EXHIBIT 10.25 - OPTION AGREEMENT - Yam-Hin Tan



NEITHER THIS OPTION NOR THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS OPTION HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (I) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (II) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE ACT, BUT ONLY UPON A EMPLOYEE HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE ISSUER, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER, THAT THE PROPOSED DISPOSITION IS EXEMPT FROM REGISTRATION UNDER THE ACT.

                                OPTION AGREEMENT

         This AGREEMENT (the "Option Agreement") date this 12 day of September, 2002 ("Grant Date") by I. T. Technology, Inc., a Delaware corporation (the "Issuer"), to Yam-Hin Tan ("Employee") with respect to the issuer's grant to Employee of an option (the "Option") to acquire up to 1,000,000 shares of the Issuer's common stock (collectively, the "Option Shares"), pursuant to the terms of this Option Agreement

                                     RECITAL
         WHEREAS, EMPLOYEE HAS IN THE PAST AND CONTINUES TO RENDER VALUABLE SERVICES TO THE ISSUER AS ITS CHIEF FINANCIAL OFFICER; AND

         WHEREAS, the Board of Directors of the issuer believes it to be in the best interests of the Issuer to reward and create, through the grant of the Option, an additional incentive for the Employee's continued employment with the Issuer the Employee.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of these premises and the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Issuer and Employee agree as follows:

         1.       GRANT OF OPTION.

                  The Issuer hereby grants as of the date hereof to Employee the Option, upon the terms and subject to the conditions set forth in this Option Agreement, to purchase the Option Shares, at a per share exercise price equal to ten cents ($0.10) per share (the "Exercise Price").

         2.       TERM OF OPTION.

                  The Option shall terminate and expire, upon the first to occur of either of the following(the "Option Expiration Date")

                  (a)      at 5:00 p.m., New York time on September 12, 2005;
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                  (b)      except as expressly provided in Sections 2(c) or 2(d)
                           below, the date Employee's employment with the Issuer terminates;

                  (c) thirty (30) days after the date Employee's employment with the Issuer terminates, in the event Employee's employment with the Issuer terminates as a result of Employee's incapacity as a result of illness; or

                  (d) ninety (90) days after the date Employee's employment with the Issuer terminates, in the event Employee's employment with the Issuer terminates as a result of Employee's death.

                  Upon the occurrence of the Option Expiration Date no further Options may be exercised and all unexercised Options shall automatically expire and be of no further force or effect.

         3.       VESTING OF OPTION.

                  The Option shall fully vest and be exercisable (each such date with respect to the Option Shares then vested the" Vesting Date"), as follows:

                  (a) Options to purchase an 250,000 Option Shares on December 12, 2002;

                  (b) Options to purchase an additional 250,000 Option Shares on March 12, 2003;

                  (c) Options to purchase an additional 250,000 Option Shares on June 12, 2003; and

(d) Options to purchase the remaining 250,000 Option Shares on September 12,
2003;

                  The Employee agrees that notwithstanding anything to the contrary contained elsewhere herein, no additional portion of any Option shall vest after the termination of Employee's employment with the Issuer and no portion of any vested Option may be exercised unless and until any then-applicable requirements of all state and federal securities laws shall have been fully complied with to the reasonable satisfaction of the Issuer and its counsel; provided, however, that the Issuer use its best efforts to comply with the requirements of all such state and federal securities laws.


         4.       EXERCISE OF OPTION.

                  There is no obligation to exercise the Option, but any Option Shares which have previously vested may be exercised in whole or in part at any time or from time to time on or prior to the Option Expiration Date. A new Option shall be issued for the amount of unexercised shares. The Option must be exercised by delivery to the Issuer of:

         (A) WRITTEN NOTICE OF EXERCISE IN SUBSTANTIALLY THE FORM OF EXHIBIT "A" ATTACHED TO THIS OPTION; AND (b) payment of the Exercise Price of the Option Shares pursuant to Section 5.

                      Upon receipt of the foregoing, the Issuer shall promptly issue in the name of the Employee one or more stock certificates evidencing the Option Shares issued pursuant to such exercise and deliver such certificate(s) to the Employee in such denominations as the Employee shall request.

         5.        DELIVERY OF SHARES; PAYMENT OF EXERCISE PRICE.

                  Payment of the Exercise Price shall be made in United States currency by wire transfer to an account designated by the Issuer or by cash or by delivery of a certified check, bank draft or postal or express money order payable to the order of the Issuer.
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          6.      RESTRICTIONS ON TRANSFER OF OPTION  AND OPTION SHARES.

                  (A) EMPLOYEE MAY NOT OFFER, SELL, TRANSFER, PLEDGE, HYPOTHECATE OR ASSIGN EITHER BY OPERATION OF LAW OR OTHERWISE ("TRANSFER"), ALL OR ANY PORTION OF THE OPTION OR THE OPTION SHARES WITHOUT THE EXPRESSED WRITTEN CONSENT OF THE ISSUER. IN ADDITION, THE EMPLOYEE MAY NOT TRANSFER ALL OR ANY PORTION OF THE OPTION OR THE OPTION SHARES EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER THE ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT UNDER THE ACT OR PURSUANT TO A SPECIFIC EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THEN WITH THE WRITTEN OPINION OF LEGAL COUNSEL ACCEPTABLE TO THE ISSUER TO SUCH EFFECT. ANY PURPORTED TRANSFER OF ALL OR ANY PORTION OF THE OPTION IN VIOLATION OF THIS SECTION SHALL BE NULL AND VOID.

                  (B) UNLESS THE ISSUER HAS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AN EFFECTIVE REGISTRATION STATEMENT COVERING THE REOFFER OR RESALE OF THE OPTION SHARES ISSUED TO THE EMPLOYEE, EACH CERTIFICATE FOR OPTION SHARES ISSUED UPON THE EXERCISE OF THE OPTION, SHALL BE STAMPED OR OTHERWISE IMPRINTED WITH A LEGEND IN SUBSTANTIALLY THE FOLLOWING FORM:

                      THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, BUT ONLY UPON A EMPLOYEE HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE ISSUER, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER, THAT THE PROPOSED DISPOSITION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT.

          7.      NO RIGHTS AS STOCK HOLDER.

                  Employee shall have no rights as a stock holder of the Issuer with respect to the Option Shares until the date the exercise notice is received by the Issuer together with payment (the "Exercise Date"). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the Exercise Date.

          8. TAXES.

                  Employee agrees to be responsible for all federal, state or local taxes arising out of or relating to Issuer's grant or Employee's exercise of the Option, including but not limited to any employer or employee withholding taxes which may become due with respect thereto ("Taxes") and agrees to indemnify the Issuer against any claims, losses, damages, charges or judgments or any kind whatsoever relating to such Taxes. Issuer shall be entitled to deduct from Employee's salary withholding taxes, if any, due upon the exercise of all or any portion of the Option at the applicable rate..

         9.       ADJUSTMENT.

                  (a) If outstanding shares of the Common Stock of the Issuer shall be subdivided into a greater number of shares, or a dividend in Common Stock or other securities of the Issuer convertible into or exchangeable for Common Stock (in which latter event the number of shares of Common Stock issuable upon the conversion or exchange of such securities shall be deemed to have been distributed), shall be paid or distributed in respect to the Common Stock of the Issuer, the number of Option Shares for which this Option may be exercised immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend or other distribution, be proportionately increased, and conversely, if outstanding shares of the Common Stock of the Issuer shall be combined into a smaller number of shares, the number of Option Shares for which this Option may be exercised prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately decreased. Any adjustment to the Option Shares under this
Section 9(a) shall become effective at the close of business on the date the subdivision or combination referred to herein becomes effective.

                  (b) In the event of any recapitalization, consolidation, merger or reorganization ("Reorganization"), where the Issuer shall not be the surviving entity the Employee of the Options shall at the sole discretion of the Issuer be entitled to either (1) receive, and provision shall be made therefore in any agreement relating to any such Reorganization, upon exercise of the Option the kind and number of shares of Common Stock or other securities or property (including cash) of the Issuer, which the Employee would have received in connection with the Reorganization as the Employee of the number of shares of Common Stock into which the Option could have been exercised in full immediately prior to such Reorganization; and in any such case appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Employees, to the end that the provisions set forth herein (including the specified changes and other adjustments to the number of Option Shares) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares, to such other securities or property thereafter receivable upon issuance of the Option Shares or (b) no less than thirty (30) days prior notice of such Reorganization, during which time the Employee may elect to exercise all Options which have then vested. In such event all unexercised Options shall expire upon the consummation of the Reorganization . The provisions of this Section 9(b) shall similarly apply to successive Reorganizations. For purposes of this Section 9, the term "Reorganization" shall include the acquisition of the Issuer by another entity by means of a merger, consolidation or other reorganization.

                  (c) In addition to the adjustments to the number of Option Shares or other property receivable upon exercise of the Options as provided in Sections 9(a) and (b) above, the Exercise Price per Option Share shall be appropriately adjusted so that the aggregate exercise price shall remain constant.

          10.     CERTIFICATE OF ADJUSTMENT.

                  Within thirty (30) days following any event requiring an adjustment or readjustment of the number of shares of Common Stock or other securities issuable upon exercise of the Option, the Issuer, at its expense, shall cause a nationally recognized firm of independent public accountants selected by the Issuer to compute such adjustment or readjustment in accordance with this Option and to prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first-class mail, postage prepaid, to the Employee at the address set forth in Section 12(b). The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based.

          11.     MODIFICATION.

                  The Board or a committee thereof may modify, extend or renew the Option or accept the surrender of, and authorize the grant of a new option or Option in substitution for, the Option (to the extent not previously exercised). No modification of the Option which adversely affects the rights of the Employee shall be made without the written consent of Employee.

          12.     GENERAL PROVISIONS.

                  (a) FURTHER ASSURANCES. Employee shall promptly take all actions and execute all documents requested by the Issuer, which the Issuer deems to be reasonably necessary to effectuate the terms and intent of this Option.

                  (b) NOTICES. All notices, requests, demands and other communications under this Option shall be in writing and shall be given to the parties hereto as follows:

                                    If to the Issuer, to:

                                    I.T. Technology, Inc..
                                    15303 Ventura Blvd.
                                    Suite 900
                                    Sherman Oaks, CA 91403
                                    Attention: Jonathan Herzog



                                    If to Employee, to:

                                    _____________________
                                    _____________________
                                    _____________________
                                    Attention: _____________

or at such other address or addresses as may have been furnished by either party in writing to the other party hereto. Any such notice, request, demand or other communication shall be effective (i) if given by mail, two days after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage prepaid, addressed as aforesaid, or (ii) if given by any other means, when delivered at the address specified in this subparagraph
(b).

                  (c)      GOVERNING LAW, RESOLUTION OF DISPUTES.

                      (i) This Option Agreement shall be governed by and construed in accordance with the Laws of the State of California applicable to contracts made in, and to be performed in, that state..

                      (ii) The parties hereto agree that all disputes arising out of or relating to this Option Agreement, including but not limited to the interpretation or enforcement of any the terms hereof (the "Dispute") shall be adjudicated state or federal court located in the County of Los Angeles, State of California. Employee expressly agrees that such courts shall have personal jurisdiction over Employee in any such Dispute. EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO THE ADJUDICATION OF ANY SUCH DISPUTE.

                  (d) AMENDMENT; WAIVER. This Option Agreement shall be binding upon and inure to the benefit of the Employee and the Issuer and their respective successors, heirs and personal representatives. No provision of this Option Agreement may be amended or waived unless in writing signed by the Employee and the Issuer. Waiver of any one provision of this Option Agreement shall not be deemed to be a waiver of any other provision.

                  (e) TIME IS OF THE ESSENCE. All times and dates in this Option Agreement and each and every provision hereof in which time is an element are of the essence; provided, however, that if the time period for exercising any right, option or election provided in this Option Agreement or the time period for the performance of any act required under this Option Agreement falls on a Saturday, Sunday or legal or bank holiday, then such time period shall be automatically extended through the close of business on the next regularly scheduled business day.

                  (f) COUNTERPARTS. This Option Agreement may be executed in two
(2) or more counterparts, each of which shall be considered an original and all of which shall be considered one and the same agreement and shall become effective when two (2) or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

                  (g) SEVERABILITY. If any term or other provision of this Option Agreement is invalid, illegal or unenforceable, all other provisions of this Option Agreement shall remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party. In the event that the enforceability of any non-competition or similar covenants contained in this Option Agreement is called into question as the result of time, geographical or other applicable limitations specified in such covenants, such time, geographical or other applicable limitations shall be deemed modified to the minimum extent necessary to render the applicable provisions of such covenants enforceable.

                  (h) CONSTRUCTION; INTERPRETATION. The headings contained in this Option Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Option Agreement. Article, Section, Schedule, Exhibit, recital and party references are to this Option Agreement unless otherwise stated. No party, nor the counsel of such party, shall be deemed the drafter of this Option Agreement for purposes of construing the provisions of this Option Agreement, and all provisions of this Option Agreement shall be construed in accordance with the fair meaning of such provisions, and not strictly for or against any party.

                  (i) ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS. This Option Agreement, together with all Schedules and Exhibits hereto, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. No supplement, modification or waiver of this Option Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Option Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

          IN WITNESS WHEREOF, the Issuer has caused this Option Agreement to be executed as of the date first above written.

                                                     I.T. TECHNOLOGY, INC.

                                                     By: /s/ Daniel Aharonoff

                                                     Its:      President



AGREED TO AND ACCEPTED THIS

 18TH DAY OF SEPTEMBER, 2002.



BY: /S/ YAM-HIN TAN

YAM-HIN TAN

                                   EXHIBIT "A"


                               NOTICE OF EXERCISE

                 (To be signed only upon exercise of the Option)



TO: I.T. Technology, Inc.

         The undersigned hereby irrevocably elects to exercise at ten cents ($.10) per share the purchase right represented by the Option purchased by the undersigned pursuant to that Option Agreement dated September __, 2002 and to purchase thereunder _______ shares (the "Option Shares") of Common Stock of I.T. Technology, Inc., a Delaware corporation (the "Issuer") for the aggregate sum of $___________. In connection therewith enclosed is a check payable to the Isssuer in the sum of $___________ reflecting the full exercise price for the Option Shares.







                                                     By: ______________________